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                                                                   EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 21, 2000 included in Invitrogen Corporation's Form S-4 dated August 14, 2000 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

/s/ Arthur Andersen LLP

San Diego, California
September 18, 2000